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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  May 13, 2002
                                                            ------------


                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)


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          Florida                          0-4466                              59-1205269
(State or other jurisdiction of     (Commission File Number)       (IRS Employer Identification Number)
       incorporation)
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   7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
       (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code (561) 451-1000
                                                          --------------


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Item 4.  Changes in Registrant's Certifying Accountant.
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On May 13, 2002, the Board of Directors of Artesyn Technologies, Inc. and its
Audit Committee announced they had decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year 2002.

Andersen's reports on Artesyn's financial statements for the past three years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 28, 2001, December 29, 2000 and through the date of this form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Artesyn's consolidated financial statements for such years; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Artesyn has provided Andersen with these disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 9, 2002, stating its agreement with such statements.

During Artesyn's two most recent fiscal years and through the date of this form 8-K, Artesyn did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Artesyn's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Financial statements of business acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit No.     Description
-----------     -----------
16              Letter from Arthur Andersen LLP to the Securities and Exchange
                   Commission dated May 9, 2002

99              Press release dated May 13, 2002
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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Artesyn Technologies, Inc.
                                            --------------------------
                                                     (Registrant)


Dated: May 14, 2002


                                      By:   /s/ Richard J. Thompson
                                            ------------------------------
                                            Richard J. Thompson
                                            Vice President-Finance and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit No.    Description
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
  16           Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 9, 2002
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  99           Press release dated May 13, 2002
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